UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2001

Best Buy Co., Inc.
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

1-9595	41-0907483
(Commission File Number)	(IRS Employer Identification No.)

7075 Flying Cloud Drive
Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (952) 947-2000

N/A
(Former name or former address, if changed since last report.)

ITEM 5.          OTHER EVENTS.

In connection with the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, Best Buy Co., Inc. (the Company) is hereby filing amended and restated cautionary statements which identify important factors that could cause the Company’s actual results to differ materially from those projected in forward-looking statements made by or on behalf of the Company. The Company assumes no obligation to update such forward-looking statements for events occurring after the date a statement is made.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

(c)        Exhibits

The following is filed as an Exhibit to this Report.

Exhibit No.	Description of Exhibit

99	Cautionary statements for purposes of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: May 16, 2001	By:	/s/ Darren R. Jackson
	Name:	Darren R. Jackson
	Title:	Senior Vice President – Finance, Treasurer and Chief Financial Officer

EXHIBIT 99

Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, provide a “safe harbor” for forward-looking statements to encourage companies to provide prospective information about their companies without fear of litigation, so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary language identifying the important factors that could cause actual results to differ materially from those projected in the statement.  To comply with these "safe harbor" provisions, Best Buy Co., Inc. (the “Company”), has previously filed a list of such factors as an exhibit to a Current Report on Form 8-K and is hereby amending and restating the list of factors set forth therein.  Factors which could cause the Company’s actual results to differ materially from any projections, forecasts or estimates made by or on behalf of the Company in forward-looking statements include, but are not limited to, the following:

a)	changes in levels of competition from current competitors and potential new competition from both retail stores and alternative methods or channels of distribution (such as electronic, telephone, and mail order shopping services), or the use of technology to provide those products and services currently sold by the Company.

b)	loss of a significant vendor or prolonged disruption of product supply.

c)	the presence or absence of new products in the Company’s product categories, including the level of consumer acceptance of new technology, particularly digital products, and its impact on demand for existing technology products.

d)	the impact of changes in technology on the pricing and profit margins associated with products in the Company’s product categories.

e)	changes in income tax rules and regulations or interpretations of existing legislation.

f)	changes in the general economic conditions in the United States including, but not limited to, the levels and availability of consumer debt, the levels of interest rates, and consumer sentiment about the economy in general.

g)	changes in customer demand and sentiment or attitudes regarding the purchase of extended service contracts.

h)	changes in availability and cost of working capital financing from vendors and lending institutions, including the availability and cost of long-term financing to support self-developed and third-party developed retail store and distribution facilities.

i)	adverse outcomes from significant litigation matters.

j)	the imposition of additional restrictions or regulations regarding the sale of products or services the Company sells.

k)	changes in the cost or availability of labor sufficient to support the Company’s operations.

l)	The Company’s ability to meet objectives with regard to business acquisitions or new business ventures.

m)	occurrence of severe weather events prohibiting consumers from traveling to retail locations.

n)	availability of suitable real estate locations for expansion on acceptable terms.

The foregoing should not be construed as an exhaustive list of all factors that could cause actual results to differ materially from those expressed in forward-looking statements made by or on behalf of the Company.